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EXHIBIT 10.17


                                SECOND AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         This Second Amendment to Loan and Security Agreement is entered into as of July 3, 2002 (the "Amendment"), by and between COMERICA BANK - CALIFORNIA ("Bank") and PERSISTENCE SOFTWARE, INC. ("Borrower").

                                    RECITALS
                                    --------

         Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2002, as amended from time to time including, but not limited to, by that certain First Amendment to Loan and Security Agreement dated as of May 6, 2002 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The following defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

                  ""Credit Extension" means each Advance, Term Advance, Letter of Credit, Equipment Advance or any other extension of credit by Bank for the benefit of Borrower hereunder."

                  ""Equipment Advance" has the meaning set forth in Section 2.1(d)."

                  ""Equipment Line" means a credit extension of up to Two Hundred Fifty Thousand Dollars ($250,000)."

                  ""Equipment Maturity Date" means June 3, 2004."

         2. A new Section 2.1(d) is hereby added to the Agreement to read as follows:

                  "(d) EQUIPMENT ADVANCES.

                  (i) Subject to and upon the terms and conditions of this Agreement, at any time from July 3, 2002 through January 3, 2003, Bank agrees to make advances (each an "Equipment Advance" and, collectively, the "Equipment Advances") to Borrower in an aggregate amount not to exceed the Equipment Line. The amount of each Equipment Advance requested by Borrower shall be a minimum of Fifty Thousand Dollars ($50,000). Each Equipment Advance shall not exceed one hundred percent (100%) of the invoice amount of equipment and Soft Costs (as defined herein) approved by Bank from time to time (which Borrower shall, in any case, have purchased within ninety (90) days of the date of the corresponding Equipment Advance), excluding taxes, shipping, insurance, warranty charges, freight discounts, installation and maintenance expenses. Notwithstanding the foregoing, the aggregate amount of all Equipment Advances for Soft Costs (as defined herein) shall not exceed twenty percent (20%) of the Equipment Line. "Soft Costs" as used in this Agreement shall mean software and other non-hardware expenses including taxes, installation, tenant improvements and other Soft Costs as approved by Bank from time to time.

                  (ii) Interest shall accrue from the date of each Equipment Advance at the rate specified in Section 2.3(a), and shall be payable monthly on the first (1st) calendar day of each month so long as any Equipment Advances are outstanding. Any Equipment Advances that are outstanding on January 3, 2003 shall be payable in eighteen (18) equal

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

         monthly installments of principal, plus all accrued interest, beginning on February 1, 2003, and continuing on the same day of each month thereafter through the Equipment Maturity Date, at which time all amounts owing under this Section 2.1(d) and any other amounts owing under this Agreement shall be immediately due and payable. Equipment Advances, once repaid, may not be reborrowed. Borrower may prepay any Equipment Advances without penalty or premium.

                  (iii) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time three (3) Business Days before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of [EXHIBIT B]. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any Equipment to be financed The amount of each Equipment Advance requested by Borrower shall be a minimum of Fifty Thousand Dollars ($50,000)."

         3. A new Section 2.3(a)(iii) is hereby added to the Agreement to read as follows:

                  "(iii) INTEREST RATES. Except as set forth in Section 2.3(b), the Equipment Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to one percent (1.00%) above the Prime Rate."

         4. Unless otherwise defined herein, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Agreement and all instruments, documents and agreements entered into in connection with the Agreement.

         5. Borrower represents and warrants that: (i) the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, (ii) that Borrower is in compliance with the intellectual property registration requirements set forth in Section 6.10 of the Agreement and that Borrower has notified Bank of such required registrations in compliance with Section 6.3 of the Agreement and (iii) that no Event of Default has occurred and is continuing.

         6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Amendment, duly executed by Borrower;

                  (b) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                  (c) an extension fee equal to One Thousand Dollars ($1,000), which shall be nonrefundable as of the date of this Amendment and which Bank shall charge against any of Borrower's deposit accounts with Bank on the date of this Amendment, plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

                  (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                          PERSISTENCE SOFTWARE, INC.


                                          By: /s/ ANDREW OLDING
                                              ---------------------------------
                                          Title: Corporate Controller


                                          COMERICA BANK - CALIFORNIA


                                          By: /s/ GUY SIMPSON
                                              ---------------------------------
                                          Title: Assistant Vice President


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

                         CORPORATE RESOLUTIONS TO BORROW

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BORROWER:         PERSISTENCE SOFTWARE, INC.
--------------------------------------------------------------------------------


         I, the undersigned Secretary or Assistant Secretary of PERSISTENCE SOFTWARE, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

        NAMES                      POSITION               ACTUAL SIGNATURES
        -----                      --------               -----------------

------------------------  --------------------------  --------------------------

------------------------  --------------------------  --------------------------

------------------------  --------------------------  --------------------------

------------------------  --------------------------  --------------------------

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from Comerica Bank-California ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

         EXECUTE AMENDMENT TO LOAN DOCUMENTS. To execute and deliver to Bank that certain Second Amendment to Loan and Security Agreement dated as of July _____, 2002 (the "Amendment") and any other agreement entered into between Corporation and Bank in connection with the Agreement or that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2002, all as amended or extended from time to time (collectively, with the Amendment, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

         GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents.

         NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

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         LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand on July ______, 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                             CERTIFIED AND ATTESTED BY:


                                             X _________________________________


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